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                                                                   EXHIBIT 10(e)

                      AMENDMENT TO 1984 STOCK OPTION PLAN
                      RESOLUTIONS OF BOARD OF DIRECTORS OF
                      FIRST TENNESSEE NATIONAL CORPORATION
                                OCTOBER 22, 1997

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         NOW, THEREFORE, BE IT RESOLVED, that the following amendments to the
Plans be, and they hereby are, adopted and approved:

         1990 PLAN AND 1984 PLAN: Delete the last sentence of Section 9(c) in its entirety, and substitute therefor the following: "Upon receipt of such notice of exercise of a stock option and upon payment of the option price by a method other than a cashless exercise, the Company shall promptly deliver to the grantee (or, in the event the grantee has executed a deferral agreement, the Company shall deliver to the grantee at the time specified in such deferral agreement) a certificate or certificates for the shares purchased without charge to him or her for issue or transfer tax."


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